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                                                                    Exhibit 10.3

                               RELEASE OF GUARANTY

FOR VALUABLE CONSIDERATION, American Commercial Finance Corporation (the "Lender") hereby remises, releases and forever discharges Waterside Capital Corporation (the "Guarantor") and its heirs, successors and assigns of and from any and all obligations under a certain Limited Guaranty Agreement dated as of October 2, 2001, and heretofore delivered to the Lender in connection with the extension of credit by the Lender to Netplex Systems, Inc.

IN WITNESS WHEREOF, American Commercial Finance Corporation has caused this instrument to be signed on its behalf by Nancy G. Walz, its Vice President, this 15th day of May,2002.

WITNESS:                                       AMERICAN COMMERCIAL FINANCE
                                               CORPORATION


                                               By:
---------------------------                        -----------------------------
                                                   Nancy G. Walz, Vice-President